Exhibit 10.12

E-SMART KOREA INC.
TEL. +822.2185.5886~8 FAX. +822.2185.5889

e-Smart Korea

642-9, Songchon B/D 9F, Yeoksam-dong
Gangnam-gu, Seoul, Korea

Delivery Notes

No. : EM-0809-001

Date of Supply: September 9, 2008

Recipient	Taxpayer Identification Number		Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Sky Savings Bank Co.,Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O			C E O	Mary A. Grace
	Address	586-3 Shinsa-Dong, Gangnam-Gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul

Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks
1	I AM CARD		48	EA	

Recipient: Kwang Hee Cho	Supplier: Chang-Sik Park

http://www.esmartkorea.com

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